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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 12, 2000
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                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact name of registrant as specified in charter)


       Ohio                    1-4851                     34-0526850
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 (State or other         (Commission File     (IRS Employer Identification No.)
 jurisdiction of              Number)
 incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio   44115
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               (Address of principal executive offices)   (zip code)


Registrant's telephone number, including area code:  (216) 566-2000
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Item 5:      Other Events.
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         On October 12, 2000, The Sherwin-Williams Company issued a press release confirming its expectations regarding its earnings for the third quarter of 2000 and full year 2000. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7:      Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         Exhibit No.   Exhibit Description
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         99            Press Release of Sherwin-Williams dated October 12, 2000.


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE SHERWIN-WILLIAMS COMPANY


October 17, 2000                 By:   /s/ L. E. Stellato
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                                    L.E. Stellato
                                    Vice President, General Counsel and
                                    Secretary















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                                  EXHIBIT INDEX
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   EXHIBIT NO.    EXHIBIT DESCRIPTION
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       99         Press Release of Sherwin-Williams dated October 12, 2000.























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